UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2021

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should be considered to be forward-looking statements. Factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained under the heading “Risk Factors” in Oncocyte Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to Oncocyte Corporation.

Item 7.01 – Regulation FD Disclosure

On December 8, 2021, Oncocyte issued a press release announcing the completion of the second part of a technology transfer in connection with the Exclusive Sublicense Agreement in the PRC Territory dated December 14, 2020 (as amended, the “Sublicense Agreement”), by and among Oncocyte, Razor Genomics, Inc. (“Razor”), Encore Clinical, Inc. and Burning Rock Biotech Limited (“Burning Rock”). The accompanying press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 – Other Events

On December 5, 2021, Oncocyte entered into an Addendum to the Sublicense Agreement (the “Addendum”), pursuant to which Burning Rock agreed to pay Oncocyte $2,000,000 in consideration for Oncocyte’s completion of the second part of Oncocyte’s DetermaRx™ technology transfer, and another $1,000,000 within seven days after Burning Rock confirms in writing that Razor and/or Oncocyte has satisfactorily completed the remaining technology transfer obligations, consisting of delivery of certain user guides, reference materials, and core reagents to support clinical sample processing by Burning Rock, as set forth in the Addendum, provided that the remaining technology transfer is completed by April 30, 2022.

The foregoing description of the Addendum is only a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Addendum, which has been filed as Exhibit 10.1 to this Report and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Addendum No. 2 to Exclusive Sublicense Agreement in the PRC Territory, dated December 5, 2021, by and among Razor Genomics, Inc., Oncocyte Corporation, Encore Clinical, Inc., and Burning Rock Biotech Limited
99.1	Press release dated December 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: December 8, 2021	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

3